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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-800-453-4392

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

ANNUAL REPORT
DECEMBER 31, 2020

VALUE FUND
Investor Share Class and Institutional Share Class

DIVIDEND FOCUS FUND
Investor Share Class

SMALL CAP FUND
Investor Share Class and Institutional Share Class

TABLE OF CONTENTS

Chairman’s Commentary	1
Expense Data	4
FAM VALUE FUND
Letter to Shareholders	6
Portfolio Data	13
Schedule of Investments	15
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	17
Portfolio Data	24
Schedule of Investments	26
FAM SMALL CAP FUND
Letter to Shareholders	28
Portfolio Data	36
Schedule of Investments	38
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	58
Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds	60
Information About Trustees and Officers	65
Supplemental Information	67
Privacy Policy	68

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

CHAIRMAN’S COMMENTARY

December 31, 2020

Dear Fellow Shareholder,

The past year has been among the most memorable in my nearly five-decade investment career. When reflecting upon 2020, there are both good and bad memories. To be sure, the virus exacted a nearly incalculable human and economic toll that we have all felt in one way or another. As we exited the year, however, there was much room for optimism.

The pandemic led to great human perseverance and ingenuity resulting in, among other things, the discovery and development of multiple vaccines in less than one-tenth of the time it typically takes. And, while the initial rollout of vaccinations has been slower than expected, we believe we are on track to return to a world that more resembles 2019 than 2020. While there is near-term uncertainty about the pace of economic recovery, we are confident about the long-term prospects of our holdings.

Market Performance

The S&P 500, an index of large U.S. companies, returned +18.4% in one of the most volatile years on record. The index began the year in positive territory hitting a (then) high on February 19 before plummeting -34% in only 23 trading days due to the uncertainty of the impact of a little-understood virus.1

Sentiment very quickly reversed on March 23 upon news of a $2 trillion stimulus package, which, along with improving economic data, sent the market soaring to new highs by early September. A resurgence in cases put pause to the rally until the November 9 announcement by Pfizer/BioNTech that their vaccine candidate showed 90+% effectiveness in clinical trials and could be approved and available for distribution by year’s end.

With this news, companies and industries that had disproportionally suffered from the economic effects of the pandemic (e.g., airlines, hotels, and restaurants) led a resumption of the bull market to new highs by year-end. Smaller companies did even better than larger companies. The Russell 2000, an index of small-cap businesses, returned 19.9% including its best quarter in two decades.2

FAM Fund Performance

Our mutual funds did well on an absolute basis, but underperformed their benchmarks for reasons explained later in this letter. More importantly, we were more active than we have been in years. As a result of the volatility, we were able to invest more in current holdings as well as new ideas — quality businesses from our perspective. Our investment research team has followed some of these new ideas for years, but they were perennially too expensive for our taste.

In the three funds combined, we initiated 23 positions in companies ranging from uniform rental to semiconductor manufacturing and logistics software to pool supplies. We feel we were able to improve both the quality and expected return of the funds. Please read each of the fund letters for more detail on our 2020 activities.

Resilience: An Update

In our last letter, we talked about the resilience of our portfolio holdings in the face of the pandemic, which, at that point, was only a couple of months old. As the year progressed, our researchers were even more pleased with the performance of our holdings’ management teams. Nearly all took extraordinary and effective measures to protect the physical and financial well-being of their employees. They found new ways to provide value to their customers, lowered their cost structures (even with additional COVID costs), and improved their competitive positioning. In some cases, sales have not returned to pre-pandemic levels, but all are poised to grow from our vantage point. Owning what we believe are quality businesses with strong balance sheets and skilled, ethical leaders feels good every year; it felt particularly good in 2020.

[1]	FactSet as of December 31, 2020

[2]	FactSet as of December 31, 2020

CHAIRMAN’S COMMENTARY

Market Timing

Some investors react to alarming headlines and/or market declines by “going to cash” with the anticipation of “getting back in” when things look or feel better. This is despite how much has been researched and written about how hard it is to successfully time the market and how costly it can be to even try. The problem is that the market often sees the light at the end of the tunnel well before the investor — pricing in a recovery before it happens and leaving the market timer waiting for a better time to “get back in.” You would be hard pressed to get a better example of this than 2020. Various surveys have shown that up to 25% of investors sold all their equities during the intense March downturn while up to 40% more sold some of their stocks during that time.3

A recent study was published on the S&P 500 from December 31, 1980 to August 31, 2020. During that time, if you missed just the 5 best days, your annual growth fell from 12.2% to 10.8% and your final account balance was 38% lower than if you were invested all 14,280 days. If you missed the 30 best days, your final account balance would have been 84% lower.4

Staying the course can be difficult, especially in an era where the more shocking the headline the more views a story gets. Our associates also understand that countless people faced very difficult situations in 2020 and had no choice but to liquidate their assets. Everyone’s circumstances are different. That is why we focus on the long-term investment horizon (measured in years, not months) while seeking to own a collection of quality, well-capitalized, well-run businesses that have a history of growing value through all kinds of circumstances.

Outlook

Following a year of the unprecedented use of the word “unprecedented,” outlooks should be greeted with more skepticism than usual. We entered 2020 with a strong economy and record low unemployment while the prevalent concern was trade relations with China — but nobody foresaw what transpired. It was yet another reminder that the seas can get stormy unexpectedly and quickly. That is why we always want to sail with a fleet of sturdy ships.

Our holdings are weathering this storm remarkably, in our opinion, with water-tight business models, able crews, and steady-handed (and headed) captains. Based on our experience, Fenimore’s team believes that this is the best way to preserve and grow your wealth. While we do not know what 2021 will bring, we believe that vaccines, stimulus, and time will continue to mend the economy. Meanwhile, if volatility continues into next year, we will view it as an opportunity — as we always have — seeking to invest in what we deem to be wonderful, durable businesses.

[3]	Fenimore research

[4]	Fidelity Investments, 2020, “Keep perspective: downturns are normal.”

CHAIRMAN’S COMMENTARY

Thank you for the trust you place in us. If you need assistance, please call us at 800-932-3271 or email info@fenimoreasset.com. Our associates welcome the opportunity to help you.

Thomas O. Putnam

Founder & Executive Chairman

Research Team:

Andrew F. Boord

John D. Fox, CFA

Kevin D. Gioia,CFA

Antonio Hebert

Paul C. Hogan, CFA

William W. Preston, CFA

Marc D. Roberts, CFA

Drew P. Wilson, CFA

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM FUNDS — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (July 1, 2020) and held until the end of the period (December 31, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data (Unaudited) Continued

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	7/1/2020	12/31/2020	Ratio	Period

FAM Value Fund -
Investor Shares:
Actual Return	$1,000.00	$1,210.00	1.18%	$6.56
Hypothetical 5% Return	$1,000.00	$1,019.20	1.18%	$5.99

FAM Value Fund -
Institutional Shares:
Actual Return	$1,000.00	$1,211.10	0.99%	$5.50
Hypothetical 5% Return	$1,000.00	$1,020.16	0.99%	$5.03

FAM Dividend Focus Fund -
Investor Shares:
Actual Return	$1,000.00	$1,239.90	1.23%	$6.93
Hypothetical 5% Return	$1,000.00	$1,018.95	1.23%	$6.24

FAM Small Cap Fund -
Investor Shares:
Actual Return	$1,000.00	$1,306.00	1.29%	$7.48
Hypothetical 5% Return	$1,000.00	$1,018.65	1.29%	$6.55

FAM Small Cap Fund -
Institutional Shares:
Actual Return	$1,000.00	$1,306.50	1.17%	$6.78
Hypothetical 5% Return	$1,000.00	$1,019.25	1.17%	$5.94

*	Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended December 31, 2020. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (366).

FAM VALUE FUND

December 31, 2020

Dear Fellow Value Fund Shareholder,

2020 is a year that no one expected and we would all like to forget. As we write this letter, the country is in a race between increasing infections and the rollout of two vaccines from Pfizer/BioNTech and Moderna. So far, the rollout has been slow with just over two million people in the United States receiving the vaccine as of December 29. While we are certainly not medical experts, we believe the pace of vaccinations should increase and eventually we will return to activities that we all miss — travel, dining out, live entertainment, and getting together with family and friends.

If we told you on New Year’s Eve 2019 that the upcoming year will bring a pandemic, the worst recession since the 1930s, and a contentious presidential election, the natural reaction would be to sell everything on the first business day of the new year! Of course, this would have been a mistake with the stock market producing above-average returns in 2020. While the market indices showed annual returns of 9% to 20%, there was a big difference in the performance of various groups of stocks. Technology stocks were the best performing group and were up more than 43% on the year. Some of the worst performing groups included energy firms (down 32%) and airline stocks (down 28%).1

An easy way to think about the groups is stay-at-home versus mobility. Technology stocks benefited from people working from home and online shopping. Workers needed new equipment to be productive at home and people increased their online purchases as stores were temporarily closed. Stay-at-home really hurt entertainment, restaurants, cruise ships, airlines, and demand for gasoline which is a key factor for oil companies.

Another aspect of the stock market this year, in our opinion, was a high degree of speculation with renewed interest in initial public offerings (IPOs) and day trading. The Wall Street Journal reports that 2020 was a record year for IPOs with 454 new companies raising $167 billion. The amount raised is about 50% above the previous record set in 1999.

Another parallel to 1999 is the return of online day trading. Some of you might remember early E*TRADE brokerage commercials in the late 1990s. At the time, E*TRADE was a new kind of broker offering online accounts and day trading. The E*TRADE of our current day is Robinhood. Robinhood allows you to trade stocks, options, and crypto currencies from your mobile phone. They opened three million new accounts in 2020.2 Even a personal finance writer at The Wall Street Journal gave it a try, opening an account with $200 provided by his editor. His stated goal was to make as much money as fast as possible!

Looking back on the year, it reinforces our belief that no one can predict what’s going to happen in the economy or the stock market. With perfect foresight into the events of 2020, a prognosticator would have probably advised selling everything and putting it under the mattress. Of course, the correct advice was to buy the most speculative stocks possible.

Portfolio Activity

During January and February, we were cautious buying only one stock, Monro (MNRO), and selling the majority of our shares in two industrial stocks — Donaldson (DCI) and Snap-on (SNA).

In early March, we switched from sellers to buyers as the stock market quickly declined more than 30%. Since we did not know the magnitude or duration of the market decline, we decided to buy, slowly.

[1]	FactSet as of December 31, 2020

[2]	BusinessofApps.com, November 11, 2020

FAM VALUE FUND

Our team focused on buying stock in the highest quality businesses from our viewpoint — both new investments and existing holdings. From the day the market went down 10% from the peak, February 27,3 to the first week of April, we purchased 17 stocks for a total of $73 million. These purchases were primarily funded by reducing our cash position from more than $80 million to less than $40 million and assorted sales including Monro and FLIR Systems (FLIR).

Sales

In the first half of the year, we sold most of our shares in Donaldson, and all our shares in Snap-On, FLIR Systems, Marriott International (MAR), and Monro. A discussion of these sales can be found in our Semi-Annual Letter as of June 30, 2020. In the second half of the year, we made three significant sales: Mohawk Industries (MHK), Waters Corporation (WAT), and Xilinx (XLNX).

Mohawk is one of the two largest flooring manufacturers in the United States. Historically a manufacturer of carpet, Mohawk added other popular flooring choices like hardwood and ceramic. The company also expanded overseas acquiring several large flooring businesses in Europe. This expansion of product line and geography proved very successful and, over the five years ending in December 2017, the stock more than tripled. Unfortunately, that was the stock’s high-water mark.

While management had done an admirable job diversifying away from domestic carpet, they missed a major competitive threat that has emerged in the last few years. Low price imports from China, called LVT (luxury vinyl tile), began to take market share from traditional flooring. LVT is much lower in cost and has acceptable quality for the consumer. As LVT grew at a very high rate, management tried to get in the game by building LVT manufacturing capacity.

Unfortunately, Mohawk has not been able to produce the product at the planned volumes and continues to lose market share to lower-priced products. While the new plant investment may ultimately be successful, we decided to reinvest the money from Mohawk into two other companies, Analog Devices (ADI) and Vulcan Materials Company (VMC), that we believe have better long-term prospects.

Waters Corporation makes specialty instruments for use in scientific and manufacturing processes. The instruments are very specialized and require regular servicing which creates a nice continuing revenue stream. We observed that Water’s sales growth was below that of its competitors and that a number of key employees had left. After the CEO was fired in June, we suspected the problems we were monitoring may be bigger than we originally thought and sold our shares.

The final significant sale in the latter half of the year was Xilinx when it was acquired by another company at a substantial gain.

Purchases

The majority of our stock purchases occurred in the first half of the year when we bought 18 stocks — 16 of those 18 purchases occurred between February 27 and April 3. The holdings are listed below.

[3]	Bloomberg as of December 31, 2020

FAM VALUE FUND

Securities Purchased in the FAM Value Fund
Between Feb 27 and April 3, 2020
Analog Devices	Genpact
Berkshire Hathaway	Landstar System
Black Knight	STERIS
Broadridge Financial Solutions	Stryker Corp.
CarMax	The Hanover Group
Fastenal Co.	Vulcan Materials
Fidelity National Information Services	Xilinx
Fortune Brands Home & Security	Zebra Technologies

In the second half of the year, we had two periods when we added to existing positions.

The first was early October when we purchased additional shares in Fidelity National Information Services (FIS) after their third quarter earnings report. FIS is a provider of what’s called “CORE” banking systems. A core system is the software a bank uses to run its internal operations. It is a very stable business, in our opinion, with good pricing power as it is very difficult for a bank to switch its core system. The act of switching has been described to us as doing a “heart and lung transplant at the same time.” In addition to a stable software business, FIS has a global payments operation where they make money on debit and credit payments around the world. About 25% of this business is travel and dining related which has seen a large decline during the pandemic. Our team believes that once hospitality companies return to normal, the payments operation should provide a real boost to FIS’ earnings.

Our last group of purchases occurred in early November on the announcement of the favorable results of the Pfizer vaccine Phase 3 trial. We purchased small amounts of a number of stocks that performed poorly to that point in 2020, but we believed should benefit from a return to normal. This group included an aircraft parts supplier, an energy firm, a handful of banks, and the previously mentioned FIS.

Closing Thoughts

In the 2020 Semi-Annual Letter we wrote the following:

Given the highly uncertain outlook, we are focusing on buying shares of stock in what we deem to be the best companies at good prices, increasing the quality of our holdings, and reducing our exposure to balance sheets with debt. Two of our sales, Marriott International and Monro, were some of our highest debt businesses. We are conscience that this strategy will likely underperform the initial snapback in stock prices during a recovery, but believe it’s the best long-term (2+ years) strategy for protecting capital in a potential decline and achieving long-term returns.

Since May, the FAM Value Fund has underperformed its primary benchmark, the Russell Midcap Index, resulting in the annual return lagging the benchmark by about 10% for the year. When we study the year-to-date performance, it’s clear that the Fund’s Top 10 Holdings appreciated significantly less than the market overall. With the Top 10 Holdings comprising almost 50% of the portfolio’s assets, this was too large of a drag to overcome.

When we examine these holdings, they fall into three groups:

1.	Physical Retailers

CarMax and Ross Stores: Store closures and stay-at-home orders reduced traffic for brick-and-mortar retailers resulting in lower profits for the year. However, these two companies are “category killers” in their respective industries, used cars and off-price retail, and are long-term winners in our view. Current Wall Street estimates project significant increases in sales and earnings for next year.

FAM VALUE FUND

2.	Financial Institutions

Berkshire Hathaway, Brookfield Asset Management, and Markel Corporation: These three businesses are involved in various parts of the financial markets including insurance, investment management, private equity, and real estate. While all three stocks underperformed the markets, we believe each company made good progress in growing their intrinsic value. We value Berkshire and Markel on book value per share. We expect both to be very profitable in 2020 and report all-time high book values as of December 31. We value Brookfield by adding the value of their investments to the value of their asset management business. They are one of the largest and most successful asset managers in the world and we expect the earnings in that business to grow well in excess of 15%. Our estimates of Brookfield’s value per share is also at an all-time high. We believe all three companies are quality enterprises and can compound shareholder value for many years.

3.	Operating Businesses

The remainder of the Top 10 Holdings are a mix of financial, industrial, and technology companies that had varied results in 2020. Three of these firms grew pre-tax profits in the pandemic year while two experienced declines in profits of 10% to 17%.

As our team assesses these 10 positions, we still believe they are excellent businesses with good prospects for future growth trading near their intrinsic values. In a few cases, we see fairly good discounts from their value.

Our Investment Philosophy and Process

Finally, especially during these extraordinary days, we feel it is important to reiterate our investment approach as we did in our 2019 letters.

Our philosophy can be summed up in the idea of intrinsic value. We believe that every asset, be it a bond, piece of real estate, or company has a value that is “intrinsic” to that asset. The value of an asset comes from the amount of cash it produces and the rate of growth of that cash flow into the future. If you know the future outcomes of these two variables, it is fairly easy to figure out what an asset is worth.

This is how we think about valuing companies and therefore the value of their stock. A share of stock represents a fractional ownership in that business; therefore, the price of the stock should track the value of that enterprise over time. Of course, making accurate projections about the future is difficult. As a result, we build guardrails into our investment process to mitigate risk if our forecasts are wrong.

Our process focuses on four core criteria:

1.	A good business that is growing and protected by some competitive advantage

2.	A strong financial position with low debt, high profit margins, cash profits, and high returns on capital

3.	An excellent management team that exhibits both honesty and the ability to allocate capital for the benefit of the shareholders

4.	A purchase price that is below what we think the stock is worth

Once we purchase a stock, we follow it closely and try to meet with management face-to-face at least once a year. We also monitor the price-to-value relationship over time. As long as the stock does not become significantly overvalued, we tend to hold onto our stocks for many years.

This long-term view is reflected in the Fund’s low turnover ratio which is significantly lower than the mutual fund industry average. One benefit of a long holding period is that when we do sell a stock and realize a capital gain, it is usually a long-term gain which is taxed at a lower rate than a short-term gain.

FAM Funds will continue to follow our business-first approach as we conduct in-depth, firsthand research at the company level. Our steadfast focus is to invest in a collection of quality businesses that we think are becoming more valuable over time — regardless of the short-term political or economic environment.

FAM VALUE FUND

Thank you for investing with us in the FAM Value Fund.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2019 TO 12/31/2020

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Zebra Technologies Corp.	3.14%	1.25%
Brown & Brown	6.37%	1.07%
Graco	3.63%	1.02%
IDEX Corp.	6.65%	0.91%
Black Knight	3.14%	0.88%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock perfor-mance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
EOG Resources	1.69%	-1.12%
FLIR Systems	Sold	-0.89%
Mohawk Industries	Sold	-0.73%
Marriott International	Sold	-0.54%
M&T Bank Corp.	1.59%	-0.53%

Past performance does not indicate future results.

John D. Fox, CFA	Thomas O. Putnam	Drew P. Wilson, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM VALUE FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the Investor Shares of the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM VALUE FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

The performance data quoted represents past performance.

					Since
	1 Year	3 Year	5 Year	10 Year	Inception
FAM Value Fund - Investor Shares*	6.82%	9.31%	12.05%	11.25%	10.53%
Russell Midcap Index	17.10%	11.61%	13.40%	12.41%	11.75%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%	10.84%

*	Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.19% after fee waivers of (0.01%) for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.00% after fee waivers of (0.12%) for the Institutional Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.18% as of December 31, 2020 after a fee waiver of (0.01%) for the Investor Class. The total annual operating expenses as reported in the Fund’s audited financial statements is 0.99% as of December 31, 2020 after a fee waiver of (0.12%)for the Institutional Class. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.18% and Institutional Shares at 0.99%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Value Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Value Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM VALUE FUND — Portfolio Data
December 31, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Ross Stores, Inc.	7.0%
IDEX Corporation	6.7%
Brown & Brown, Inc.	6.4%
CDW Corporation	5.2%
Brookfield Asset Management, Inc. - Class A	4.8%
Markel Corporation	4.4%
CarMax, Inc.	4.2%
Illinois Tool Works, Inc.	4.1%
Berkshire Hathaway, Inc. - Class A	4.0%
Graco, Inc.	3.6%

FAM VALUE FUND — Portfolio Data Continued
December 31, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
Machinery	14.4%
Specialty Retail	13.4%
Insurance	11.6%
Electronic Equipment, Instruments & Components	8.3%
IT Services	7.5%
Capital Markets	7.1%
Banks	4.2%
Diversified Financial Services	4.0%
Health Care Equipment & Supplies	3.8%
Money Market Funds	3.6%
Chemicals	3.4%
Construction Materials	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Trading Companies & Distributors	2.7%
Road & Rail	2.2%
Multi-Line Retail	2.2%
Containers & Packaging	2.0%
Oil, Gas & Consumable Fuels	1.7%
Building Products	1.2%
Household Durables	0.5%
Aerospace & Defense	0.1%
Other	-0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 96.5%
Aerospace & Defense — 0.1%
HEICO Corporation - Class A	19,200	$2,247,552

Banks — 4.2%
First Hawaiian, Inc.	170,000	4,008,600
M&T Bank Corporation	179,000	22,786,700
Pinnacle Financial Partners, Inc.	70,000	4,508,000
South State Corporation	388,110	28,060,353
		59,363,653

Building Products — 1.2%
Fortune Brands Home & Security, Inc.	200,000	17,144,000

Capital Markets — 7.1%
Brookfield Asset Management, Inc. - Class A	1,653,750	68,250,263
T. Rowe Price Group, Inc.	214,390	32,456,502
		100,706,765

Chemicals — 3.4%
Air Products & Chemicals, Inc.	175,500	47,950,110

Construction Materials — 3.1%
Vulcan Materials Company	297,930	44,185,998

Containers & Packaging — 2.0%
Avery Dennison Corporation	187,000	29,005,570

Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc. - Class A (a)	165	57,389,475

Electronic Equipment, Instruments & Components — 8.3%
CDW Corporation	558,200	73,565,178
Zebra Technologies Corporation - Class A (a)	116,720	44,858,998
		118,424,176

Health Care Equipment & Supplies — 3.8%
STERIS plc	17,500	3,316,950
Stryker Corporation	208,000	50,968,320
		54,285,270

Household Durables — 0.5%
NVR, Inc. (a)	1,890	7,710,936

Insurance — 11.6%
Brown & Brown, Inc.	1,919,392	90,998,374
Hanover Insurance Group, Inc. (The)	61,100	7,143,812
Markel Corporation (a)	60,850	62,876,305
White Mountains Insurance Group Ltd.	5,233	5,236,454
		166,254,945

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued
December 31, 2020

	Shares	Value
COMMON STOCKS — 96.5% (Continued)
IT Services — 7.5%
Black Knight, Inc. (a)	508,611	$44,935,782
Broadridge Financial Solutions, Inc.	72,900	11,168,280
Fidelity National Information Services, Inc.	145,400	20,568,284
Genpact Ltd.	741,600	30,672,576
		107,344,922

Machinery — 14.4%
Graco, Inc.	716,650	51,849,627
IDEX Corporation	476,750	94,968,600
Illinois Tool Works, Inc.	289,950	59,115,006
		205,933,233

Multi-Line Retail — 2.2%
Dollar General Corporation	146,300	30,766,890

Oil Gas & Consumable Fuels — 1.7%
EOG Resources, Inc.	483,000	24,087,210

Road & Rail — 2.2%
Landstar System, Inc.	230,721	31,068,890

Semiconductors & Semiconductor Equipment — 3.1%
Analog Devices, Inc.	222,950	32,936,403
Microchip Technology, Inc.	80,000	11,048,800
		43,985,203

Specialty Retail — 13.4%
AutoZone, Inc. (a)	26,700	31,651,248
CarMax, Inc. (a)	634,900	59,972,654
Ross Stores, Inc.	810,688	99,560,593
		191,184,495

Trading Companies & Distributors — 2.7%
Fastenal Company	780,900	38,131,347

Total Common Stocks (Cost $481,706,279)		$1,377,170,640

MONEY MARKET FUNDS — 3.6%
Invesco Short-Term Investments Trust – Institutional Class, 0.01% (b)
(Cost $51,504,389)	51,504,389	$51,504,389

Total Investments at Value — 100.1% (Cost $533,210,668)		$1,428,675,029

Liabilities in Excess of Other Assets — (0.1%)		(798,876)

Net Assets — 100.0%		$1,427,876,153

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

December 31, 2020

Dear Fellow Dividend Focus Fund Shareholder,

What if we told you at the beginning of 2020 that, amidst a global pandemic, the U.S. would see unemployment touch 14%, full-year GDP (gross domestic product) would be estimated to shrink 3.5%, and corporate profits (measured by S&P 500 earnings) would be down 15%, yet the U.S. equity market would be up double-digits and finish the year near all-time highs?1

You, like us, would probably be skeptical of such a prediction, yet 2020 provided the clearest reminder in recent memory that the stock market and economy are not the same thing and that the two can diverge — sometimes significantly.

While the economy took a massive blow due to widespread lockdowns, people and businesses propped up by significant government stimulus, lower interest rates, and lending programs. This massive liquidity and stimulus, along with an influx of retail traders, created an ideal backdrop for equities to have an exceptional year in our view. The FAM Dividend Focus Fund (the “Fund”) delivered a +13.2% return for the year, an outcome that would have been hard to grasp in late March when the Fund’s performance was down more than -35.0%.

The Fund’s performance lagged the Russell Midcap Index benchmark which was up 17.1%, but a deeper look at returns throughout the year shows two distinct periods.2 For roughly the first three quarters of the year, the Fund outperformed its benchmark. During that time, when uncertainty was high, investors favored companies that had minimal or no COVID-related disruptions, quality balance sheets, or benefited from the developing work-from-home trend.

However, as the year progressed and clarity grew on the timing of vaccine approval and distribution and the economy inched toward reopening, investors shifted toward more speculative and cyclical investments. This was very evident in the fourth quarter.

Signs of this speculative shift included a record year for IPO (initial public offering) activity, particularly early-stage biotechs and high-growth, yet unprofitable tech companies. 2020 also saw the mainstream emergence of SPACs (special purpose acquisition companies). These investment vehicles are essentially blank checks for management teams to make an acquisition and are an avenue for businesses to go public without traditional investor scrutiny. Additional areas that investors frenzied for included work-from-home beneficiaries, anything electric vehicle related, and bitcoin.

Some of these investments may live up to the early investor hype, in our opinion, but history tells us that most probably will not. Many of these businesses are nascent and unproven and their financial profile usually falls well short of our investment criteria. Importantly, it would be rare for any of these stocks to have a sound dividend growth policy given their growth and early stage. On the other hand, the majority of the Fund’s holdings demonstrated their financial excellence by growing or sustaining their dividend in 2020.

During the year, 21 of the Fund’s 28 holdings measured at year-end grew their dividend by an average growth rate of 9%.3 An additional five companies maintained their dividend.4 Ross Stores was the only company that suspended their dividend, ending a payout streak of 25 years. Despite being hit hard by COVID-related lockdowns as a brick-and-mortar retailer, we believe Ross Stores remains well positioned for growth as we move past the virus and is committed to paying a dividend in the long run.

[1]	FactSet as of December 31, 2020

[2]	Bloomberg as of December 31, 2020

[3]	FactSet as of December 31, 2020

[4]	Not included is Trane Technologies, which, as described later in the letter, was spun out of Ingersoll Rand in March

FAM DIVIDEND FOCUS FUND

Portfolio Activity

We had significantly higher-than-usual portfolio activity in 2020 with the market experiencing its strongest decline since the Great Financial Crisis when it fell by more than -30% in March.5 We took the opportunity to upgrade the Fund’s portfolio by purchasing stock in what we believe are several quality businesses that we have long followed but waited on for attractive entry prices. While most of this activity was in the first half of the year, we were able to add three new names and sell another four in the second half. That brought full-year activity to eight new names and 13 sales.

Purchases

Here are the new holdings:

●	Cintas (CTAS) is the largest provider of uniform rentals, first aid, and safety products in the U.S. and Canada. Cintas utilizes its scale advantage to enable them to acquire and serve customers at a lower cost than their competitors. We also like Cintas’ high rates of recurring revenue and historical customer retention rates. The company has also paid a dividend every year since it went public in 1983.

●	Jack Henry & Associates (JKHY) provides critical core processing software to financial institutions which creates high recurring revenue and profitability. The firm continues to grow through increased tech spending by banks and credit unions. Management has a track record of capital allocation and runs the business with a clean balance sheet, typically net cash. It has grown its dividend for 26 straight fiscal years.

●	Paychex (PAYX) provides HR, payroll, and benefits and insurance services for small- and medium-sized businesses. They serve approximately 670,000 clients and more than 12 million employees. Paychex benefits from increased regulations, which drive more outsourcing of payroll and HR solutions. The stock often trades around employment numbers, which enabled us to build our position in the stock.

●	Republic Services (RSG) is the second largest solid waste collection and recycling provider in North America. Trash collection is a highly durable business with predictable cash generation that supports M&A (mergers and acquisitions) and a shareholder friendly capital allocation policy. RSG has returned nearly $5 billion in cash to shareholders (approximately 18% of its current market cap) over the last five years in dividends and stock buybacks.

●	STERIS (STE) provides sterilization equipment and services to healthcare providers like hospitals, surgical centers, and outpatient GI procedure centers as well as medical device and pharma manufacturers. STERIS benefits from growth in medical procedures and more than 75% of its revenue is recurring. Additionally, the medical industry is highly regulated, which makes their products and methods very sticky with customers. The business has paid a growing dividend every year since 2005.

●	HEICO (HEI) is a market leader in aftermarket parts and repair services for commercial aircraft. They also provide a broad list of electronic components to a variety of end markets (e.g., defense, space, and medical). Their aircraft replacement products, which need FAA approval, are typically priced 30% to 50% below OEMs (original equipment manufacturers) and provide cost savings for airlines. While flight segment demand was decimated during the pandemic, we believe the value proposition HEICO offers should lead to market share gains during the recovery.

●	First Hawaiian Bank (FHB) was repurchased in November after a sale earlier in the year. At the time of the initial sale, we had significant concerns about the impact of lower interest rates, rising credit costs, and Hawaii’s dependence on tourism. With a conservative credit culture, the bank’s

[5]	Bloomberg as of December 31, 2020

FAM DIVIDEND FOCUS FUND

balance sheet held up nicely throughout the year. Once we received some clarity on the impact to FHB’s financials and the distribution of a vaccine, we repurchased shares and believe the stock should benefit from an economic reopening.

●	A position in Graco (GGG) was initiated. This diversified industrial company is best known for their paint sprayers and we expect them to benefit from economic expansion. Graco also has a track record of growing their dividend and buying back shares.

Sales

●	Essential Utilities (WTRG) was formerly known as Aqua America until its purchase of a natural gas utility in late 2018 (transaction closed in March 2020). We thought this acquisition was outside their core competency and believed they paid a more than full price at 15 times EBITDA (earnings before interest, taxes, depreciation, and amortization). Our team was initially attracted to WTRG due to the economics of water utilities and this transaction complicated that thesis, so we decided to fully exit our position.

●	Ingersoll Rand (IR) was sold after its separation from Trane Technologies (TT). In the first half of 2020, Ingersoll Rand split its HVAC business off into a separate company (Trane Technologies). The remaining industrial compressor, vacuum, and blower business merged with competitor Gardner Denver and kept the Ingersoll Rand name and stock ticker. We are happy to continue to own the durable HVAC business in a pure-play format, but sold IR which is more cyclical and doesn’t pay a dividend.

●	Marriott International (MAR) was sold as their business suffered greatly from the virus outbreak. Liquidity concerns forced Marriott to complete several debt raises and suspend their dividend “until further notice.” We believe there is too much uncertainty in its immediate future and, with increased balance sheet risk, decided to move on.

●	We sold our stakes in Monro (MNRO) and South State Bank (SSB) not because anything was wrong with the businesses or our investment theses, but rather to use the proceeds to fund other purchases in enterprises that we hope should be even better compounders.

●	A small stake was purchased in Penske Auto Group (PAG) as we looked to put cash to work at attractive valuations in a fully valued market. This was subsequently sold after they suspended their dividend.

●	National Instruments (NATI) was sold as we believe results have been subpar despite a decent operating environment over the last few years. The company also recently completed an entire corporate reorganization and last year surprisingly announced a CEO transition after only three years.

●	Snap-on (SNA) was another business that we sold as growth issues have persisted for several years. The operation’s stagnation increased our concerns about inventory levels and operating margins along with their ability to continue to create value for shareholders.

●	US Ecology’s (ECOL) $900 million acquisition of NRC Group Holdings Corp. (NRCG) in 2019 was an example, we believe, of a company completing M&A too far away from its core competency. The transaction created much execution risk, in our view, and we exited our remaining position.

●	Watsco (WSO) was sold at the beginning of the year after running up 30% in 2019. Recent results have been below our expectations as their technology spending has weighed on margins and the sustainable level of growth has come into question. Additionally, its dividend payout ratio (dividends/ free cash flow) has run in excess of 86% over the last two years, which could put it at risk for a cut.

FAM DIVIDEND FOCUS FUND

●	ResMed (RMD) was sold after a brief stint in the Fund. ResMed is a leading provider of air flow medical devices for the treatment of sleep apnea. They also have a growing respiratory care (i.e., ventilators) and software business. We started buying the stock during the market selloff in March, but the price ran up before we could build a full position as its ventilator business saw astronomical demand due to the coronavirus. With uncertainty over reopening rates of sleep clinics and a looming CMS (Centers for Medicare & Medicaid Services) reimbursement ruling, we decided to sell. It represented less than 1% of the Fund’s assets at the time of sale.

●	We sold our position in Xilinx (XLNX) in late October shortly after the firm announced it was being acquired by Advanced Micro Devices (AMD) in an all-stock transaction. Xilinx, a semiconductor company, had been a Fund holding since 2009. We decided to sell and lock in gains since we would not be keeping AMD shares, which has a greater than $100B market cap and is well outside our mid-cap focus. Additionally, we thought it was prudent to raise cash amid broader market volatility.

●	We exited EOG Resources (EOG) in September. Their business was greatly impacted by the declines in oil prices and spent much of the year down more than 30%. EOG is a well-run, low-cost producer in our view, but this attribute is weakened by the inability to control the price at which they can sell their oil. While EOG would have cyclical tailwinds during an economic reopening, we believe secular headwinds will continue to grow.

Closing Thoughts

With the multitude of hardships that 2020 brought, many people are looking forward to turning the calendar to 2021. As we look forward to next year, the FAM Dividend Focus Fund will be celebrating an important milestone — its 25th Anniversary.

This is a long time in the industry, and much has changed — even the Fund’s name. But what hasn’t changed is the investment process that has enabled the longevity and success of the Fund.

Over the decades, we have learned from our mistakes and continually work to improve our research process while maintaining the core principles our Founder, Tom Putnam, established on day one. Our team is committed to investing in what we deem to be quality businesses with sustainable competitive advantages, financially sound balance sheets, and strong management teams at attractive prices relative to fundamentals. And once we invest in these companies, we continue to monitor them closely and visit (or Zoom) with the management teams annually.

Since our launch in 1996, our investment process has been tested by a variety of market environments like the tech boom in the late ’90s and the Great Financial Crisis, but our ability to take a long-term view has helped us stay focused and enabled the Fund to endure.

Over the next 25 years, our success should be predicated on doing more of the same — adhering to our investment process and maintaining a long-term view. If we do this, we are very optimistic about the Fund’s future.

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2019 TO 12/31/2020

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Entegris	5.36%	2.56%
Pool Corp	3.94%	1.84%
Microchip Technology	6.12%	1.48%
Arthur J. Gallagher & Co.	5.82%	1.34%
Broadridge Financial Solutions	4.79%	1.03%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM DIVIDEND FOCUS FUND

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Marriott International	Sold	-1.85%
Monro	Sold	-1.15%
EOG Resources	Sold	-1.07%
US Ecology	Sold	-0.60%
South State Bank	Sold	-0.60%

Past performance does not indicate future results.

Paul Hogan, CFA	Thomas O. Putnam	William W. Preston, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM DIVIDEND FOCUS FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Dividend Focus Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM DIVIDEND FOCUS FUND,
THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Dividend Focus Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM DIVIDEND FOCUS FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

The performance data quoted represents past performance.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
FAM Dividend Focus Fund	13.20%	14.51%	15.51%	12.98%	9.65%
Russell Midcap Index	17.10%	11.61%	13.40%	12.41%	10.70%
S&P 500 Index	18.40%	14.18%	15.22%	13.88%	9.43%

*	Disclosure: The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.26%. The total operating expense as reported in the FAM Dividend Focus Fund’s audited financial statements as of December 31, 2020 is 1.24%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Dividend Focus Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Dividend Focus Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds.

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM DIVIDEND FOCUS FUND — Portfolio Data
December 31, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Microchip Technology, Inc.	6.1%
Arthur J. Gallagher & Company	5.8%
Trane Technologies plc	5.7%
CDW Corporation	5.6%
Ross Stores, Inc.	5.5%
Air Products & Chemcials, Inc.	5.4%
Entegris, Inc.	5.4%
Stryker Corporation	5.3%
Broadridge Financial Solutions, Inc.	4.8%
Genpact Ltd.	4.1%

FAM DIVIDEND FOCUS FUND — Portfolio Data Continued
December 31, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
IT Services	14.1%
Semiconductors & Semiconductor Equipment	11.5%
Insurance	9.0%
Health Care Equipment & Supplies	6.6%
Building Products	5.7%
Electronic Equipment, Instruments & Components	5.6%
Specialty Retail	5.5%
Chemicals	5.4%
Machinery	4.2%
Money Market Funds	4.2%
Containers & Packaging	4.0%
Distributors	3.9%
Trading Companies & Distributors	3.3%
Construction Materials	3.0%
Equity Real Estate Investment Trusts (REITs)	2.9%
Industrial Conglomerates	2.4%
Banks	2.1%
Aerospace & Defense	2.1%
Commercial Services & Supplies	1.9%
Capital Markets	1.1%
Commercial Support Services	1.0%
Food Products	0.5%
Other	0.0%(a)

(a)	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 95.8%
Aerospace & Defense — 2.1%
HEICO Corporation - Class A	90,305	$10,571,103

Banks — 2.1%
First Hawaiian, Inc.	463,750	10,935,225

Building Products — 5.7%
Trane Technologies plc	200,300	29,075,548

Capital Markets — 1.1%
T. Rowe Price Group, Inc.	38,000	5,752,820

Chemicals — 5.4%
Air Products & Chemicals, Inc.	100,500	27,458,610

Commercial Services & Supplies – 1.9%
Cintas Corporation	26,950	9,525,747

Commercial Support Services — 1.0%
Republic Services, Inc.	50,550	4,867,965

Construction Materials — 3.0%
Vulcan Materials Company	102,830	15,250,717

Containers & Packaging — 4.0%
Avery Dennison Corporation	130,000	20,164,300

Distributors — 3.9%
Pool Corporation	53,900	20,077,750

Electronic Equipment, Instruments & Components — 5.6%
CDW Corporation	217,000	28,598,430

Equity Real Estate Investment Trusts (REITs) — 2.9%
Digital Realty Trust, Inc.	104,000	14,509,040

Food Products — 0.5%
McCormick & Company, Inc.	26,700	2,552,520

Health Care Equipment & Supplies — 6.6%
STERIS plc	34,230	6,487,954
Stryker Corporation	111,000	27,199,440
		33,687,394

Industrial Conglomerates – 2.4%
Roper Technologies, Inc.	28,000	12,070,520

Insurance — 9.0%
Arthur J. Gallagher & Company	239,920	29,680,503
Hanover Insurance Group, Inc. (The)	137,200	16,041,424
		45,721,927

IT Services — 14.1%
Broadridge Financial Solutions, Inc.	159,400	24,420,080
Genpact Ltd.	508,300	21,023,288
Jack Henry & Associates, Inc.	90,008	14,580,396
Paychex, Inc.	128,450	11,968,971
		71,992,735

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued
December 31, 2020

	Shares	Value
COMMON STOCKS — 95.8% (Continued)
Machinery — 4.2%
Graco, Inc.	74,450	$5,386,458
IDEX Corporation	81,174	16,169,861
		21,556,319

Semiconductors & Semiconductor Equipment — 11.5%
Entegris, Inc.	284,000	27,292,400
Microchip Technology, Inc.	226,000	31,212,860
		58,505,260

Specialty Retail — 5.5%
Ross Stores, Inc.	228,686	28,084,928

Trading Companies & Distributors — 3.3%
Fastenal Company	349,000	17,041,670

Total Common Stocks (Cost $277,451,596)		$488,000,528

MONEY MARKET FUNDS — 4.2%
Invesco Short-Term Investments Trust – Institutional Class, 0.01% (a)
(Cost $21,507,881)	21,507,881	$21,507,881

Total Investments at Value — 100.0% (Cost $298,959,477)		$509,508,409

Other Assets in Excess of Liabilities — 0.0% (b)		157,875

Net Assets — 100.0%		$509,666,284

(a)	The rate shown is the 7-day effective yield as of December 31, 2020.

(b)	Percentage rounds to less than 0.1%.

See Notes to Financial Statements

FAM SMALL CAP FUND

December 31, 2020

Dear Fellow Small Cap Fund Shareholder,

One of the Fund’s managers played a couple years of high school baseball. Frankly, he was not that talented and remains short and slow to this day, but he learned many lessons that actually apply to investing. All young ballplayers aspire to be like their baseball heroes and hit towering home runs. Who wouldn’t like the glory? The standing ovations? The problem is that when a batter tries to hit home runs, they can end up with a few home runs and lots of strikeouts. Instead, a good hitter learns to “just hit the ball hard somewhere.” As a result, the number of strikeouts usually drops precipitously. The batter is also more likely to produce hard-hit ground balls and line drives that can turn into many singles, a few extra base hits, and occasional home runs.

This lesson has always applied to investing, from our standpoint, but it seemed particularly appropriate in 2020. As COVID-19 spread and many businesses were hit by a drop in demand or government-mandated closures (particularly in March and April), a few investments turned into permanent losses of capital — or strikeouts. Oddly, by the second half of 2020, many investors forgot about those painful strikeouts and instead obsessed on trying to hit home runs.

We believe you can see this phenomenon in the returns of domestic small-cap stocks. The Russell 2000, our primary index we compare performance against, fell -40.4% to a yearly low on March 18, 2020. Then, as conditions improved and the animal spirits returned, the index ended the year up an amazing +19.9%. The breakdown underlying this 19.9% return was fascinating from our viewpoint. Of the 2000 companies represented in the Russell 2000 Index, 131 have revenues less than $1 million, so they barely exist to some extent; yet those tiny, speculative businesses rose an average of 35.7%.1

Speculators are always around. History is filled with stories of “get-rich-quick schemes” and speculative bubbles. For whatever reason, speculation seems more common lately. We see excesses in many areas including the excitement over the revolutions in electric vehicles and genomics, the hope the Biden administration will trigger a boom in renewable power, work-from-home “plays,” and a surge in online trading (and usage of leverage and options) by individual investors. Many of these investors seem to be riding high on the excitement of recent gains, but we believe many might ultimately be disappointed.

We could write a letter on each of these speculative areas, but will focus on electric vehicles (EVs for short) because they are a good example. EVs are impressive and we think they could gradually displace the internal combustion engine and reduce pollution. There is much to be excited about. However, along with the traditional auto manufacturers, dozens of new global EV companies, and even a few tech giants, are competing for the same customers. Predicting which one(s) wins and how profitable they will ultimately be is a truly daunting task.

Today, our research shows that most EV companies are burning significant amounts of cash and would run out of money if not for enthusiastic investors buying more stock to fund these efforts. We would say predicting which firm will win and how much they will earn in 10 years is impossible and therefore buying shares in any one player is a gamble. While a few should win, we believe that many investors are going to be disappointed.

Our thinking is anchored in history. For instance, today’s EV excitement is oddly similar to another transportation revolution — the “British Bicycle Mania” of the 1890s. The new “safety-bicycle” triggered a boom in demand with many people seeking their first bike. In turn, this caused a rush to start new manufacturers to provide bicycles and their components. Many new businesses sold stock to the excited

[1]	FactSet as of December 31, 2020

FAM SMALL CAP FUND

public, stock prices boomed in the late 1890s, and by the end opportunists sold stock in new companies of dubious quality. Eventually, demand stabilized (after all, there are limits on how many a family needs), the supply of bikes surged, the excitement subsided, and stock prices crashed.2

The EV situation is also similar to the early days of the American automobile. At the time, it must have been obvious that the automobile was revolutionary, but picking the winners proved extremely difficult. At least two hundred auto manufacturers were created in the early days (around 1900 to 1915).3 Most efforts failed early, but a few persevered into the ’20s and ’30s, only to fail as well.4 This left Ford, General Motors, and Chrysler as the winners after a battle of more than 20 years. It is possible that EVs will become a tremendous success, but picking the eventual winners seems impossible.

What have we been doing while some others speculate? Our team is just trying to hit the ball hard somewhere. To us, this means focusing on the fundamentals of our quality/value approach. We seek already impressive companies that are both highly profitable today and likely to be so for many years, run by talented and ethical leadership teams, in solid financial shape, and available for purchase at a reasonable or better valuation. Our team thinks this process works well over the long term. We may still strikeout at times with a poor stock pick, but we expect that our solid, fundamental approach should lead to many hits and an occasional home run.

Activity

Relative to our normal pace of trading, this was an incredibly busy time. In a typical year, we might sell a few positions when we learn a business, while solid, is not quite up to our high standards. Similarly, a very impressive company with strong leadership might temporarily hit a rough patch so we are able to buy some shares at an attractive valuation. This “normal” pattern was in effect during January and February, but March and April were two of the busiest months of our careers. Subsequent trading conditions, while still challenging, were almost a calm after the storm.

Clearly, everything changed when COVID-19 arrived on the scene. The economy slowed and then OPEC and Russia crushed oil prices to compete for market share. We responded aggressively. While we could no longer travel, we hit the phones hard. We not only spoke to our companies, but tracked down competitors, customers, suppliers, and other industry experts. Similarly, our team read everything we could find. Our first focus was to avoid strikeouts by making sure all our holdings could survive these extraordinary challenges. At the same time, we realized that investors were seemingly selling everything — including what we estimated were some fantastic businesses with great futures.

Pre-Virus

In the pre-virus period, we made three moves — selling PC Connection (CNXN) as well as buying Nomad Foods (NOMD) and OneSpaWorld (OSW).

After a strong run, we sold long-term holding PC Connection (CNXN). CNXN, a distributor of computer equipment and software, is a solid but cyclical business. After reporting strong earnings for several quarters, the stock traded at a valuation considerably above its historical norm. Furthermore, while we consider the business and leadership above average, we thought we could do even better.

The proceeds were primarily invested into a new idea — Nomad Foods (NOMD) , a producer of branded frozen food products in Europe. Product categories include fish, vegetables, and meat substitutes. Management’s plan is to continually improve the brands they control while seeking opportunities to buy and upgrade similar companies. In the past, key members of senior management pursued this strategy

[2]	See “Boom and Bust” by Quinn and Turner

[3]	Upstate New York was the home of many early manufactures including Buffalo Automobile and Auto-Bi Company (1900-1902), Buffalo Electric Vehicle (1912 – 1915), Empire Steamer (1902-1904), Wilson (Wilson, 1903-1905), Van Wagoner (Syracuse, 1899-1903), H.A. Moyer (Syracuse, 1908-1915), Covert (Lockport, 1901-1907), and Selden (Rochester, 1905-1912)

[4]	Examples of publicly traded auto companies that failed wiping out investors include Auburn (1938), Durant (1931), Elgin (1924), Hupp (1939), Moon (1930), Peerless (1931), Pierce-Arrow (1938), Rickenbacker (1927), Saxon (1923), and Stevens Duryea (1927)

FAM SMALL CAP FUND

at other businesses and created significant returns for shareholders. As COVID-19 rolled across Europe, Nomad became one of the few beneficiaries of the pandemic as consumers stopped visiting restaurants and increasingly ate at home.

In late January, we introduced a new idea into the Fund — OneSpaWorld (OSW). In hindsight, this move was unfortunate. OSW’s primary business lies in managing spas on cruise ships, almost all of which outsource spa services. OSW dominates the business with more than 90% market share and is typically highly profitable. Historically, OSW grew through recessions and past virus outbreaks like H1N1, SARS, and MERS, as cruise ship owners slashed ticket prices to keep their vessels full. At the time of our purchase, COVID-19 looked, to us, comparable to past viruses. By the time it was clear that it was a serious threat to the industry, the stock price had collapsed. While both frustrated and disappointed, we decided that the right course of action was to hold our position. We believe that, eventually, the public will resume cruising and OSW should benefit. As optimism grew in the second half of the year about the potential for improved cruising conditions, the stock price partially rebounded.

Additionally, we took advantage of pullbacks in Monro (MNRO), Boston Omaha Corp. (BOMN), and Landstar Systems (LSTR) to add to these positions. We also trimmed Franklin Electric (FELE). While we continue to admire FELE, the valuation seemed high enough that it made sense to sell a few shares.

The Virus Emerges

Virtually overnight, everything changed. We responded with a two-pronged approach. First, we wanted to make sure that all our holdings could make it through the downturn and removed any problematic positions. Second, we looked for opportunities to “go on offense” and purchased shares in what we estimated were outstanding companies while they were “on sale.”

As the market retreated, our first new idea was Descartes Systems (DSGX). DSGX offers a variety of software products for logistics companies across the globe for tasks like tracking packages, routing trucks, and complying with a litany of customs regulations. We studied DSGX for a few years, but this was the first time the stock price was reasonably priced in our view. Since our purchase, DSGX has reported solid results. While revenues from some clients (such as airlines that carry freight below passengers) dropped, others (like retailers needing software to implement more home deliveries) stepped up their purchases.

Sadly, in the middle of the advancing storm, our longtime holding Hallmark Financial (HALL) reported they were having significant problems in their insurance line for small trucking operators. A series of massive jury verdicts threw the industry into turmoil. As a result, even for HALL’s small fleet customers, litigation is now more prevalent and costly. We decided the best move was to exit the position.

After selling our shares in Hallmark, we quickly redeployed the proceeds into two other insurers — The Hanover Group (THG) and White Mountains Insurance Group (WTM). You will be glad to know that neither has a large truck insurance business. Both are solid insurers we have known for years that were available at reasonable, if not attractive, prices in our opinion.

In January, two of our banks — CenterState Bank Corp. (CSFL) and South State Corp. (SSB) — announced they were merging, a transaction that closed in June. As a result, two modest positions would eventually become one large position. In March, we chose to trim both positions and this added to our dry powder to make opportunistic purchases during the contraction.

In mid-March, we began buying a position in SPS Commerce (SPSC), the dominant player in supply chain software. Thousands of suppliers worldwide pay SPSC a fee to communicate with retailers like Costco, Fastenal, and Walgreens. In our view, SPSC is another example of a dynamic, high-growth business that rarely trades at an attractive valuation level. Since our purchases, company earnings have grown nicely.

FAM SMALL CAP FUND

Later in March, we opened a new position in ONE Gas (OGS), the natural gas utility for most of Kansas, Oklahoma, and parts of Texas. From our viewpoint, OGS is a solid operator with strong management (we have met with them several times over the years). After the decline, the price was low enough that, in our opinion, their nice dividend plus reasonable growth should lead to solid shareholder returns in just about any economic scenario. Since our purchase, they reported solid earnings.

In early April, we introduced another new idea — Ollie’s Bargain Outlet Holdings (OLLI). OLLI is an off-price retailer that buys unwanted inventory cheaply from manufacturers and retailers (e.g., end of season extras, label changes, or the inventory of failed stores) and then passes those bargains to consumers through hundreds of modest stores. We long admired OLLI and were pleased to finally be able to buy shares at an attractive valuation. While OLLI was initially impacted by less store traffic, they were considered “essential” and had significant financial strength; therefore, we felt confident they could not only survive but return to growth when conditions improved. Furthermore, we theorized that in these tough times consumers would increasingly seek out bargains just as more excess inventory was available, which has been the case in recent quarters.

In addition to buying new positions as prices fell, we added to several existing positions. We think Floor & Decor (FND) can take share from the big-box hardware stores and “mom-and-pop” flooring stores for years to come. While it was shocking to see so many of their stores closed, we felt confident they would survive; in part, because of their quick pivot to using FaceTime to serve customers and allowing order pickups off the loading docks. FND has not only survived, but thrived as more consumers focus on home improvements.

In late April, we added to our position in Pinnacle Financial Partners (PNFP), a bank held in the Fund for many years. In our opinion, it is obvious that most banks will struggle for some time. However, we felt the prices were overly pessimistic given PNFP’s favorable medium- to long-term prospects.

With so many opportunities to purchase new ideas and add to existing holdings, we had to make some tough decisions and prioritize our favorite ideas. As a result, we trimmed our position in Carriage Services (CSV) in April, an operator of funeral homes and cemeteries, and sold all shares in Thermon Group Holdings (THR), a provider of heating systems used primarily by companies in the petrochemical industry. While we admire Thermon, in our view, the collapse in oil prices and lack of economic growth means they are probably facing a multi-year period of few new construction projects. In both cases, we expected to redeploy the proceeds into better opportunities.

Conditions Improve

The stock prices of most smaller companies bottomed between mid-March and early April and then began marching higher. Consequently, our trading activity slowed.

In late May, we added an initial position in Trisura Group (TRRSF), a small insurer serving clients in both Canada and the United States. At the same time, we funded the purchase in part by trimming both of our food industry positions — Hostess Brands (TWNK) and Nomad Foods (NOMD).

In June, after a decent rebound from the downturn’s scariest moments, we sold our shares in our lone energy holding, Matador Resources (MTDR). The proceeds were largely redeployed into U.S. Physical Therapy (USPH).

The sale of MTDR deserves an explanation. We have long been cautious about investing in oil due to the massive commodity price swings. However, we were so impressed by MTDR’s leadership that we held a modest-sized position. Clearly, the swings in 2020’s commodity prices overruled the firm’s management team despite their strength. The huge drop in demand due to COVID and squabbling among the major oil producers triggered a huge price drop. We did not panic-sell at the bottom, but did exit once prices began rebounding.

FAM SMALL CAP FUND

USPH is one of the largest operators of physical therapy offices. Typically, they partner with a local physical therapist who is well positioned to obtain referrals from local doctors. USPH handles the business aspects and the local partner focuses on building relationships and serving patients. While hurt by a drop in non-essential surgeries and sports injuries, we expected patient volumes to rebuild eventually and recent volumes are much better. Additionally, we expect that USPH should continue to organically add offices and purchase small competitors for many years.

In August, we purchased a modest new position in Brookfield Infrastructure Corp. (BIPC). We have owned a position in Brookfield Asset Management (BAM) in our other strategies for many years. BAM established Brookfield Infrastructure Partners LP (BIP) in 2008 and continues to manage and hold shares in BIP; however, it was initially a limited partnership and owning limited partnership units in a mutual fund is difficult. Thankfully, on March 31, 2020, they created C-corp shares which we bought a few months later.

BIPC owns a collection of infrastructure assets around the world including a UK utility, Brazilian toll roads, Australian railroads, and Indian cell towers. In addition to strong underlying businesses, in our opinion, management has historically shown significant skill allocating capital, often buying good assets from financially distressed owners.

By late summer into fall, stock prices of numerous companies had rebounded significantly from the coronavirus lows. Many investors were apparently looking through the near-term earnings impact of the pandemic and anticipated a fairly quick return to normal. In some cases, a return to a “new normal” that is projected to be better than the old normal.

However, there were some interesting exceptions from our vantage point. In particular, some investors worried about banks due to both potential credit losses on loans to virus-impacted businesses (e.g., hotels) and the extremely low interest rates. Many bank shares were trading at low valuations relative to their history and past acquisition multiples. While we are unlikely to successfully predict interest rate moves, we did gradually grow comfortable estimating that any loan losses would be manageable.

As a result, over many months we added to our two existing bank positions, South State Bank (SSB) and Pinnacle Financial Partners (PNFP), and established new positions in two banks — Home BancShares (HOMB) and Cambridge Bancorp (CATC). HOMB is a regional bank operating primarily in Arkansas and Florida, while CATC is a Boston-area bank focused mostly on jumbo mortgages for high-net-worth families and commercial real estate loans. We owned both banks previously and know their leaders well. So far, prices are higher on all the bank shares purchased.

Closing Thoughts

The year of 2020 was truly wild. We had to consider many unusual factors, obviously including the virus, but also government shutdowns, swings in consumer behaviors, and federal government economic responses in an election year. All this on top of the usual long list of factors we consider.

Yet, in many ways, it reinforced our long-held beliefs. Our focus remains on the fundamentals of our quality/value process. We remain obsessed with companies that are already highly profitable (not those promising profits, someday) and, in our estimation, are likely to remain so for many years. Additionally, we seek leadership teams with equal parts strong talent and morality, as well as businesses with modest or lower levels of debt. If we get all this right, then our holdings should grow their intrinsic values nicely over time. Finally, we aspire to buy shares at or below a conservative estimate of a company’s intrinsic value, such as its worth to a logical, cash buyer. This is our version of hitting the ball hard and we remain convinced it should lead to attractive long-term results.

We remain honored that you place your trust and capital with us. Thank you for investing alongside us in the FAM Small Cap Fund.

FAM SMALL CAP FUND

TOP 5 CONTRIBUTORS AND DETRACTORS*

12/31/2019 TO 12/31/2020

Top 5 Contributors

	Average	Contribution
Name	Weight (%)	(%)
Floor & Decor Holdings	5.38%	2.59%
Entegris	4.49%	2.49%
SPS Commerce	3.47%	2.14%
Trisura Group	2.72%	1.22%
Boston Omaha Corp.	4.04%	1.16%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock per-formance and portfolio weighting. Past performance does not indicate future results.

Top 5 Detractors

	Average	Contribution
Name	Weight (%)	(%)
Hallmark Financial Services	Sold	-2.03%
Monro	3.33%	-1.20%
Thermon Group Holdings	Sold	-1.19%
Natus Medical	1.69%	-1.09%
CenterState Bank Corp.	Merged	-1.08%

Past performance does not indicate future results.

Andrew F. Boord	Thomas O. Putnam	Kevin Gioia, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*	Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM SMALL CAP FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the Investor Shares of the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Russell 2000 Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

FAM SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

FAM SMALL CAP FUND — Performance Summary Continued
December 31, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

The performance data quoted represents past performance.

				SINCE
	1 YEAR	3 YEAR	5 YEAR	INCEPTION
FAM Small Cap Fund - Investor Shares*	10.10%	8.18%	10.46%	11.40%
Russell 2000 Index	19.96%	10.25%	13.26%	12.08%
S&P 500 Index	18.40%	14.18%	15.22%	14.38%

*	Disclosure: The total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.29% for the Investor Class. The Fund’s total annual operating expense ratio as stated in the fee table of the Fund’s most recent prospectus is 1.20% for the Institutional Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.28% as of December 31, 2020 for the Investor Class. The total annual operating expense ratio as reported in the Fund’s audited financial statements is 1.18% as of December 31, 2020 for the Institutional Class. The Advisor has contractually agreed, until May 1, 2022, to waive fees and/or reimburse the Fund certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses for Investor Shares at 1.42% and Institutional Shares at 1.20%.

Past performance is not indicative of future results, current performance may be lower or higher than the performance date quoted. Investment returns may fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Please consider a fund’s investment objectives, risks, charges and expenses carefully before investing. The FAM Funds prospectus or summary prospectus contains this and other important information about the FAM Small Cap Fund and should be read carefully before you invest or send money. The principal risks of investing in the Funds are: stock market risk (stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions), stock selection risk (Fenimore utilizes a value approach to stock selection and there is risk that the stocks selected may not realize their intrinsic value, or their price may go down over time), and small-cap risk (prices of small-cap companies can fluctuate more than the stocks of larger companies and may not correspond to changes in the stock market in general).

To obtain a prospectus or summary prospectus and performance data that is current to the most recent month-end for each fund as well as other information on the FAM Small Cap Fund, please go to famfunds.com or call (800) 932-3271.

This presentation was prepared by Fenimore Asset Management, Inc. (“Fenimore”). Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of Fenimore.

In part, the purpose of this presentation is to provide investors with an update on financial market conditions. The description of certain aspects of the market herein is a condensed summary only. This summary does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. These materials are provided for informational purposes only and are not otherwise intended as an offer to sell, or the solicitation of an offer to purchase, any security or other financial instrument. This summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of their affiliated funds

This presentation may contain statements based on the current beliefs and expectations of Fenimore’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Any references herein to any of Fenimore’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objectives of Fenimore will be achieved. Any investment entails a risk of loss. Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice.

FAM SMALL CAP FUND — Portfolio Data
December 31, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Floor & Decor Holdings, Inc. - Class A	5.4%
ExlService Holdings, Inc.	4.8%
Entegris, Inc.	4.5%
CBIZ, Inc.	4.4%
Pinnacle Financial Partners, Inc.	4.4%
frontdoor, inc.	4.4%
Colliers International Group, Inc.	4.4%
Choice Hotels International, Inc.	4.3%
Boston Omaha Corporation - Class A	4.0%
Landstar System, Inc.	3.6%

FAM SMALL CAP FUND — Portfolio Data Continued
December 31, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
Banks	11.7%
Specialty Retail	11.5%
Diversified Consumer Services	9.1%
Real Estate Management & Development	6.9%
Food Products	6.5%
Software	5.8%
Insurance	5.5%
IT Services	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Professional Services	4.4%
Hotels, Restaurants & Leisure	4.3%
Media	4.0%
Road & Rail	3.6%
Gas Utilities	3.6%
Machinery	3.0%
Commercial Services & Supplies	2.8%
Health Care Providers & Services	2.5%
Multi-Line Retail	2.4%
Health Care Equipment & Supplies	1.7%
Money Market Funds	1.5%
Other	-0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the exhibit to Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.6%
Banks — 11.7%
Cambridge Bancorp	58,131	$4,054,637
Home BancShares, Inc.	250,000	4,870,000
Pinnacle Financial Partners, Inc.	168,000	10,819,200
South State Corporation	121,606	8,792,114
		28,535,951

Commercial Services & Supplies — 2.8%
Healthcare Services Group, Inc.	238,455	6,700,586

Diversified Consumer Services — 9.1%
Carriage Services, Inc.	235,000	7,360,200
frontdoor, inc. (a)	214,000	10,744,940
OneSpaWorld Holdings Ltd.	388,000	3,934,320
		22,039,460

Food Products — 6.5%
Hostess Brands, Inc. (a)	553,000	8,095,920
Nomad Foods Ltd. (a)	305,100	7,755,642
		15,851,562

Gas Utilities — 3.6%
Brookfield Infrastructure Corporation - Class A	80,750	5,838,225
ONE Gas, Inc.	38,180	2,931,078
		8,769,303

Health Care Equipment & Supplies — 1.7%
Natus Medical, Inc. (a)	205,000	4,108,200

Health Care Providers & Services — 2.5%
U.S. Physical Therapy, Inc.	50,000	6,012,500

Hotels, Restaurants & Leisure — 4.3%
Choice Hotels International, Inc.	97,000	10,352,810

Insurance — 5.5%
Hanover Insurance Group, Inc. (The)	21,700	2,537,164
Trisura Group Ltd. (a)	94,620	6,598,799
White Mountains Insurance Group Ltd.	4,150	4,152,739
		13,288,702

IT Services — 4.8%
ExlService Holdings, Inc. (a)	136,000	11,577,680

Machinery — 3.0%
Franklin Electric Company, Inc.	104,500	7,232,445

Media — 4.0%
Boston Omaha Corporation - Class A (a)	355,000	9,815,750

Multi-Line Retail — 2.4%
Ollie’s Bargain Outlet Holdings, Inc. (a)	71,000	5,805,670

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued
December 31, 2020

	Shares	Value
COMMON STOCKS — 98.6% (Continued)
Professional Services — 4.4%
CBIZ, Inc. (a)	406,635	$10,820,557

Real Estate Management & Development — 6.9%
Colliers International Group, Inc.	120,000	10,695,600
FRP Holdings, Inc. (a)	132,100	6,017,155
		16,712,755

Road & Rail — 3.6%
Landstar System, Inc.	65,700	8,847,162

Semiconductors & Semiconductor Equipment — 4.5%
Entegris, Inc.	113,500	10,907,350

Software — 5.8%
Descartes Systems Group, Inc. (The) (a)	96,500	5,643,320
SPS Commerce, Inc. (a)	77,700	8,437,443
		14,080,763

Specialty Retail — 11.5%
Floor & Decor Holdings, Inc. - Class A (a)	140,700	13,063,995
Monro, Inc.	152,000	8,101,600
Penske Automotive Group, Inc.	114,000	6,770,460
		27,936,055

Total Common Stocks (Cost $164,455,599)		$239,395,261

MONEY MARKET FUNDS — 1.5%
Invesco Short-Term Investments Trust – Institutional Class, 0.01% (b)
(Cost $3,553,323)	3,553,323	$3,553,323

Total Investments at Value — 100.1% (Cost $168,008,922)		$242,948,584

Liabilities in Excess of Other Assets — (0.1%)		(198,689)

Net Assets — 100.0%		$242,749,895

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2020.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	December 31, 2020

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$533,210,668	$298,959,477	$168,008,922
Investments in securities, at value	$1,428,675,029	$509,508,409	$242,948,584
Cash	168,682	106,159	29,373
Receivable for Fund shares sold	162,519	296,234	60,353
Dividends receivable	739,171	443,478	6,025
Other assets	26,380	24,492	18,062
Total Assets	1,429,771,781	510,378,772	243,062,397
Liabilities
Payable for Fund shares redeemed	213,553	117,782	24,028
Accrued investment advisory fees	1,153,079	380,558	182,853
Accrued shareholder servicing and fund accounting fees	271,222	75,668	30,377
Accrued business management and administrative fees	140,001	88,715	34,012
Other accrued expenses and liabilities	117,773	49,765	41,232
Total Liabilities	1,895,628	712,488	312,502
Net Assets	$1,427,876,153	$509,666,284	$242,749,895
Net Assets Consist of:
Paid-in capital	$532,411,792	$299,117,352	$170,612,805
Undistributed earnings	895,464,361	210,548,932	72,137,090
Net Assets	$1,427,876,153	$509,666,284	$242,749,895
Net asset value and offering per share
Net assets - Investor Shares	$1,385,432,222	$509,666,284	$165,727,051
Net assets - Institutional Shares	$42,443,931	N/A	$77,022,844
Shares outstanding - Investor Shares	16,645,935	12,034,621	7,954,818
Shares outstanding - Institutional Shares	507,043	N/A	3,673,295
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$83.23	$42.35	$20.83
Institutional Shares	$83.71	N/A	$20.97

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Year Ended December 31, 2020

		Dividend
	Value	Focus	Small Cap
	Fund	Fund	Fund
Investment Income
Dividends	$14,343,531	$6,645,282	$1,432,288
Foreign witholding taxes on dividends	(119,070)	—	(22,432)
Total Investment Income	14,224,461	6,645,282	1,409,856
Expenses
Investment advisory fees (Note 2)	11,589,450	3,863,947	1,717,389
Shareholder account servicing fees (Note 2)
Investor shares	1,040,027	257,172	106,940
Institutional shares	4	—	9,277
Fund accounting fees (Note 2)
Investor shares	879,509	300,876	91,721
Institutional shares	22,575	—	42,019
Shareholder administrative services fees (Note 2)
Investor shares	674,201	445,810	97,226
Institutional shares	19,628	—	22,845
Business management fees (Note 2)	386,607	128,947	57,318
Legal fees	169,936	52,129	26,329
Custodian and bank servicing fees	124,576	47,410	24,490
Registration and filing fees	50,432	66,406	51,836
Trustee’s fees and expenses	45,627	45,627	45,627
Audit and tax services fees	52,520	17,221	34,259
Printing of shareholder reports	43,048	24,152	13,650
Compliance services fees (Note 2)	20,000	20,000	20,000
Insurance expense	3,246	1,052	463
Other	117,229	44,150	30,376
Total Expenses	15,238,615	5,314,899	2,391,765
Fee reductions by Advisor (Note 2)	(104,548)	—	—
Net Expenses	15,134,067	5,314,899	2,391,765
Net Investment Income (Loss)	(909,606)	1,330,383	(981,909)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	53,401,169	9,134,799	(2,802,572)
Net change in unrealized appreciation (depreciation) on investments	33,871,873	43,360,039	27,199,916
Net Realized and Unrealized Gains	87,273,042	52,494,838	24,397,344
Net Increase in Net Assets From Operations	$86,363,436	$53,825,221	$23,415,435

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Value Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Change in Net Assets
From operations
Net investment loss	$(909,606)	$(283,344)
Net realized gains on investments	53,401,169	90,721,446
Net change in unrealized appreciation (depreciation) on investments	33,871,873	247,380,757
Net increase in net assets resulting from operations	86,363,436	337,818,859

Distributions to shareholders from (Note 5):
Investor Shares	(49,450,733)	(88,288,464)
Institutional Shares	(1,527,001)	(2,180,759)
Total distributions	(50,977,734)	(90,469,223)

Capital share transactions (Note 3):	(17,904,253)	30,640,972
Total increase in net assets	17,481,449	277,990,608

Net Assets
Beginning of year	1,410,394,704	1,132,404,096
End of year	$1,427,876,153	$1,410,394,704

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Dividend Focus Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Change in Net Assets
From operations
Net investment income	$1,330,383	$2,146,985
Net realized gains on investments	9,134,799	10,724,504
Net change in unrealized appreciation (depreciation) on investments	43,360,039	76,779,974
Net increase in net assets resulting from operations	53,825,221	89,651,463

Distributions to shareholders from (Note 5):
Distributable earnings - Investor Shares	(10,793,419)	(12,900,689)
Return of capital - Institutional Shares	(71,621)	—
Total distributions	(10,865,040)	(12,900,689)

Capital share transactions (Note 3):	12,089,060	137,320,896
Total increase in net assets	55,049,241	214,071,670

Net Assets
Beginning of year	454,617,043	240,545,373
End of year	$509,666,284	$454,617,043

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Small Cap Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Change in Net Assets
From Operations:
Net investment loss	$(981,909)	$(922,701)
Net realized gains (losses) on investments	(2,802,572)	935,849
Net change in unrealized appreciation (depreciation) on investments	27,199,916	41,317,080
Net increase in net assets resulting from operations	23,415,435	41,330,228

Distributions to shareholders from (Note 5):
Investor Shares	—	(651,526)
Institutional Shares	—	(284,569)
Total distributions	—	(936,095)

Capital share transactions (Note 3):	18,376,160	12,743,451
Total increase in net assets	41,791,595	53,137,584

Net Assets
Beginning of year	200,958,300	147,820,716
End of year	$242,749,895	$200,958,300

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares: Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FAM FUNDS — Notes to Financial Statements

The following is a summary of each Fund’s investments and the inputs used to value the investments as of December 31, 2020:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,377,170,640	$—	$—	$1,377,170,640
Money Market Funds	51,504,389	—	—	51,504,389
Total	$1,428,675,029	$—	$—	$1,428,675,029

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$488,000,528	$—	$—	$488,000,528
Money Market Funds	21,507,881	—	—	21,507,881
Total	$509,508,409	$—	$—	$509,508,409

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$239,395,261	$—	$—	$239,395,261
Money Market Funds	3,553,323	—	—	3,553,323
Total	$242,948,584	$—	$—	$242,948,584

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended December 31, 2020.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)	Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)	Investment Income

Interest income, if any, is accrued as earned, and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/ or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)	Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM FUNDS — Notes to Financial Statements

e)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund. Dividends from net investment income, if any, are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2020, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. All open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)	Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Agreement

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets. During the year ended December 31, 2020, the Adviser earned $11,589,450, $3,863,947 and $1,717,389 of fees under the Investment Advisory Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively and earned $386,607, $128,947 and $57,318 of fees under the Business Management Agreement for FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund, respectively.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2022 , to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain

FAM FUNDS — Notes to Financial Statements

annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund and 1.20% for FAM Small Cap Fund.

During the year ended December 31, 2020, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $104,548. The FAM Dividend Focus Fund and the FAM Small Cap Fund did not have any advisory fee reductions during the year ended December 31, 2020.

The Advisor may be reimbursed by the FAM Value Fund for fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. As of December 31, 2020, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund are shown below, along with the expiration dates of such recoupments:

	2021	2022	2023	Total
FAM Value Fund	$154,067	$190,587	$104,548	$449,202

Shareholder Administration Services

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund; and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the year ended December 31, 2020, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund	$693,829
FAM Dividend Focus Fund	$445,810
FAM Small Cap Fund	$120,071

Shareholder Account Services

Effective as of September 14, 2020, the Advisor assumed the responsibility from its affiliate FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, for providing and/ or procuring those shareholder account services for the Funds that were previously provided exclusively to the Funds by FSS pursuant to the terms of each of the Funds’ Shareholder Account Services Agreements. FSS continues to serve as the shareholder servicing agent for the Funds in accordance with certain servicing agreements entered into between the Advisor and FSS. Pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Investor Shares of the Funds, the Advisor receives a fee at the annual rate of 0.11% of the average daily net assets allocable to the Investor Shares of each Fund, and, pursuant to the terms of the Shareholder Account Services Agreement between the Funds and the Advisor with respect to the Institutional Shares of the Funds, the Advisor receives a fee

FAM FUNDS — Notes to Financial Statements

at the annual rate of 0.03% of the average daily net assets allocable to the Institutional Shares of each Fund. For the year ended December 31, 2020, shareholder account servicing fees incurred by the Funds to FSS and the Advisor were as follows:

FAM Value Fund	$1,040,031
FAM Dividend Focus Fund	$257,172
FAM Small Cap Fund	$116,217

Fund Accounting

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the year ended December 31, 2020, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$902,084
FAM Dividend Focus Fund	$300,876
FAM Small Cap Fund	$133,740

Distribution Agreement

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Compliance

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the year ended December 31, 2020, the fee paid by each Fund for such services was $20,000.

Other

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, co-transfer agency services and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3. Shares of Beneficial Interest

At December 31, 2020, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM FUNDS — Notes to Financial Statements

Transactions for each Fund are as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	632,609	$46,568,381	552,695	$42,732,505
Shares issued on reinvestment of distributions	572,620	46,943,411	1,040,349	84,060,242
Shares redeemed	(1,601,944)	(119,566,360)	(1,254,211)	(97,528,230)
Investor Share transactions	(396,715)	$(26,054,568)	338,833	$29,264,517
Institutional Shares
Shares sold	210,242	$16,432,757	79,182	$6,261,312
Shares issued on reinvestment of distributions	11,716	965,990	15,016	1,217,784
Shares redeemed	(120,738)	(9,248,432)	(79,268)	(6,102,641)
Institutional Share transactions	101,220	$8,150,315	14,930	$1,376,455
Net increase (decrease) from capital transactions	(295,495)	$(17,904,253)	353,763	$30,640,972

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	3,899,695	$138,928,167	5,063,612	$180,851,334
Shares issued on reinvestment of distributions	258,281	10,536,814	328,953	12,510,087
Shares redeemed	(4,004,655)	(137,375,921)	(1,601,512)	(56,040,525)
Net increase from capital transactions	153,321	$12,089,060	3,791,053	$137,320,896

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	2,160,273	$36,091,440	830,926	$14,382,810
Shares issued on reinvestment of distributions	—	—	33,489	634,616
Shares redeemed	(1,593,631)	(26,423,924)	(898,622)	(15,522,579)
Investor Share transactions	566,642	$9,667,516	(34,207)	$(505,153)
Institutional Shares
Shares sold	951,660	$16,714,848	939,660	$16,005,048
Shares issued on reinvestment of distributions	—	—	12,132	231,117
Shares redeemed	(493,879)	(8,006,204)	(173,487)	(2,987,561)
Institutional Share transactions	457,781	$8,708,644	778,305	$13,248,604
Net increase from capital transactions	1,024,423	$18,376,160	744,098	$12,743,451

FAM FUNDS — Notes to Financial Statements

Note 4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$166,778,048	$196,654,664
FAM Dividend Focus Fund	108,414,475	102,705,254
FAM Small Cap Fund	61,700,894	29,584,347

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the years ended December 31, 2020 and 2019 was:

			FAM Dividend
	FAM Value Fund		Focus Fund		FAM Small Cap Fund
	2020	2019	2020	2019	2020	2019
Distributions paid from:
Ordinary income	$—	$1,167,249	$1,330,383	$2,146,984	$—	$—
Long-term capital gains	50,977,734	89,301,974	9,463,036	10,753,705	—	936,095
Return of capital	—	—	71,621	—	—	—
Total Distributions	$50,977,734	$90,469,223	$10,865,040	$12,900,689	$—	$936,095

The following information is computed on a tax basis for each item as of December 31, 2020:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Tax cost of portfolio investments	$533,210,668	$298,959,477	$168,008,922
Gross unrealized appreciation	$900,740,974	$211,919,724	$81,704,651
Gross unrealized depreciation	(5,276,613)	(1,370,792)	(6,764,989)
Net unrealized appreciation	895,464,361	210,548,932	74,939,662
Accumulated capital losses	—	—	(2,802,572)
Undistributed earnings	$895,464,361	$210,548,932	$72,137,090

As of December 31, 2020, FAM Small Cap Fund has a short-term capital loss carryforward of $588,288 and a long-term capital loss carryforward of $2,214,284 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized by the Fund in futures years to offset net realized capital gains, if any.

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassifications for the year ended December 31, 2020:

		FAM Dividend	FAM Small
	FAM Value Fund	Focus Fund	Cap Fund
Paid-in capital	$(910,207)	$—	$(981,909)
Undistributed earnings	$910,207	$—	$981,909

FAM FUNDS — Notes to Financial Statements

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $40,000,000, and $20,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 23, 2021 , when any advances are to be repaid. During the year ended December 31, 2020, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund
(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$80.83	$66.24	$73.52	$66.00	$60.06
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.02)	0.07	(0.06)	(0.07)
Net realized and unrealized gains (losses) on investments	5.53	20.11	(4.64)	11.30	9.44
Total from investment operations	5.47	20.09	(4.57)	11.24	9.37
Less distributions from:
Net investment income	—	—	(0.07)	—	—
Net realized gains on investments	(3.07)	(5.50)	(2.64)	(3.72)	(3.43)
Total distributions	(3.07)	(5.50)	(2.71)	(3.72)	(3.43)
Change in net asset value for the year	2.40	14.59	(7.28)	7.52	5.94
Net asset value, end of year	$83.23	$80.83	$66.24	$73.52	$66.00
Total return(b)	6.82%	30.32%	(6.18%)	17.00%	15.60%

Ratios/supplementary data
Net assets, end of year (000)	$1,385,432	$1,377,473	$1,106,471	$1,236,170	$1,100,380
Ratios to average net assets of:
Expenses, total	1.19%	1.19%	1.19%	1.19%	1.19%
Expenses, net (includes fees reduced by Advisor)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.08%)	(0.03%)	0.09%	(0.09%)	(0.11%)
Portfolio turnover rate	14%	7%	12%	10%	4%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Value Fund
(Institutional Shares)

Per share information	Periods Ended December 31,
(For a share outstanding
throughout each period)	2020	2019	2018	2017(a)
Net asset value, beginning of period	$81.12	$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.09	0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	5.57	20.15	(4.65)	10.43
Total from investment operations	5.66	20.28	(4.44)	10.51
Less distributions from:
Net investment income	—	—	(0.22)	—
Net realized gains on investments	(3.07)	(5.50)	(2.64)	(3.72)
Total distributions	(3.07)	(5.50)	(2.86)	(3.72)
Change in net asset value for the period	2.59	14.78	(7.30)	6.79
Net asset value, end of period	$83.71	$81.12	$66.34	$73.64
Total return(c)	7.03%	30.57%	(6.00%)	15.69	% (d)

Ratios/supplementary data
Net assets, end of period (000)	$42,444	$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.11%	1.11%	1.10%	1.17	% (e)
Expenses, net (includes fees reduced by Advisor)	0.99%	0.99%	0.99%	0.99	% (e)
Net investment income	0.12%	0.16%	0.25%	0.11	% (e)
Portfolio turnover rate	14%	7%	12%	10	% (f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.

(b)	Based on average shares outstanding.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.

(e)	Annualized.

(f)	Represents the year ended December 31, 2017.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Dividend Focus Fund
(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$38.26	$29.73	$30.11	$26.93	$24.11
Income (loss) from investment operations:
Net investment income(a)	0.11	0.22	0.22	0.24	0.18
Net realized and unrealized gains (losses) on investments	4.90	9.45	(0.20)	3.15	5.00
Total from investment operations	5.01	9.67	0.02	3.39	5.18
Less distributions from:
Net investment income	(0.11)	(0.21)	(0.25)	(0.21)	(0.18)
Net realized gains on investments	(0.80)	(0.93)	(0.15)	—	(2.09)
Return of capital	(0.01)	—	—	—	(0.09)
Total distributions	(0.92)	(1.14)	(0.40)	(0.21)	(2.36)
Change in net asset value for the year	4.09	8.53	(0.38)	3.18	2.82
Net asset value, end of year	$42.35	$38.26	$29.73	$30.11	$26.93
Total return(b)	13.20%	32.56%	0.06%	12.64%	21.59%

Ratios/supplementary data
Net assets, end of year (000)	$509,666	$454,617	$240,545	$224,476	$198,364
Ratios to average net assets of:
Expenses, total	1.24%	1.24%	1.23%	1.25%	1.26%
Net investment income	0.31%	0.61%	0.70%	0.84%	0.70%
Portfolio turnover rate	25%	10%	18%	12%	26%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund
(Investor Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.92	$14.98	$18.21	$17.79	$14.75
Income (loss) from investment operations:
Net investment loss(a)	(0.09)	(0.09)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gains (losses) on investments	2.00	4.12	(1.67)	0.86	3.60
Total from investment operations	1.91	4.03	(1.73)	0.81	3.57
Less distributions from:
Net realized gains on investments	—	(0.09)	(1.50)	(0.39)	(0.53)
Change in net asset value for the year	1.91	3.94	(3.23)	0.42	3.04
Net asset value, end of year	$20.83	$18.92	$14.98	$18.21	$17.79
Total return(b)	10.10%	26.89%	(9.37%)	4.55%	24.21%

Ratios/supplementary data
Net assets, end of year (000)	$165,727	$139,788	$111,156	$120,303	$111,122
Ratios to average net assets of:
Expenses, total	1.28%	1.28%	1.27%	1.30%	1.36%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.28%	1.28%	1.28%	1.33%	1.36%
Net investment loss	(0.55%)	(0.54%)	(0.33%)	(0.30%)	(0.23%)
Portfolio turnover rate	16%	15%	31%	19%	26%

(a)	Based on average shares outstanding.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Notes to Financial Statements

Note 9. Financial Highlights

FAM Small Cap Fund
(Institutional Shares)

Per share information		Years Ended December 31,
(For a share outstanding
throughout each year)	2020	2019	2018	2017		2016(a)
Net asset value, beginning of year	$19.02	$15.04	$18.26	$17.82		$14.75
Income (loss) from investment operations:
Net investment loss(b)	(0.08)	(0.08)	(0.04)	(0.03)		(0.00	) (c)
Net realized and unrealized gains (losses) on investments	2.03	4.15	(1.68)	0.86		3.60
Total from investment operations	1.95	4.07	(1.72)	0.83		3.60
Less distributions from:
Net investment income	—	—	—	(0.00	) (c)	—
Net realized gains on investments	—	(0.09)	(1.50)	(0.39)		(0.53)
Total distributions	—	(0.09)	(1.50)	(0.39)		(0.53)
Change in net asset value for the year	1.95	3.98	(3.22)	0.44		3.07
Net asset value, end of year	$20.97	$19.02	$15.04	$18.26		$17.82
Total return(d)	10.25%	27.05%	(9.29%)	4.66%		24.42%

Ratios/supplementary data
Net assets, end of year (000)	$77,023	$61,170	$36,664	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.18%	1.19%	1.16%	1.22%		1.23%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.18%	1.19%	1.17%	1.20%		1.16%
Net investment loss	(0.44%)	(0.45%)	(0.22%)	(0.16%)		(0.03%)
Portfolio turnover rate	16%	15%	31%	19%		26%

(a)	Small Cap Fund Institutional Shares inception was on January 1, 2016.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.01 per share.

(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

FAM FUNDS — Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust

and the Shareholders of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Dividend Focus Fund, and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
FAM Value Fund	Investor Shares: For each of the years in the five-year period ended December 31, 2020. Institutional Shares: For each of the years in the three-year period ended December 31, 2020 and for the period from January 3, 2017 (commencement of operations) through December 31, 2017.
FAM Dividend Focus Fund	For each of the years in the five-year period ended December 31, 2020.
FAM Small Cap Fund	For each of the years in the five-year period ended December 31, 2020.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

FAM FUNDS — Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Fenimore Asset Management Trust since 2007.

Philadelphia, Pennsylvania

February 25, 2021

FAM FUNDS (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of the continuation of each of the Investment Advisory Agreements between the Funds and the Advisor. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Dividend Focus Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board, including all of the Independent Trustees, engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested in order to assist them with their review, the Board had a preliminary meeting by video conference on November 5, 2020, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Independent Trustees also met separately in connection with the contract renewal process in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements during a video conference meeting of the Board held on November 19, 2020. Among the factors the Board considered was the overall performance of each of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”.

The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and each of the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of each of the Funds since their inception. In connection with this, the Board took note of the fact that Thomas Putnam, the Executive Chair and founder of the Advisor and the co-manager of each of the Funds, has been advising

FAM FUNDS (Unaudited)

each of the Funds since their inception, during which time each of the Funds have experienced favorable investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios. In connection with these matters, the members of the Board took into consideration the action taken by the Advisor to appoint an individual during the past year to succeed Mr. Putnam in the positions of Chief Executive Officer and Chief Investment Officer of the Advisor, and that this individual, John Fox, has been employed by the Advisor since 1996.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services, noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination can be made as to the potential appropriateness of implementing breakpoints. With respect to their discussion of breakpoints, the Trustees requested information from the Advisor regarding the use of breakpoints by similarly sized fund groups in order to assist the Trustees with their consideration of the use of breakpoints by similarly situated fund organizations.

The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services that are currently provided by the Advisor to the Funds were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties. With respect to its review of matters in connection with the continuation of the Business Management Agreement, the Board took into consideration the fact that the Advisor has retained the services of Ultimus Fund Solutions, LLC (“Ultimus”), an independent third-party service provider to provide certain of the services that the Advisor is contractually obligated to provide to, or procure for, the Funds under the terms of the Business Management Agreement, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the business management services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject business management services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Advisor has entered into Fund Accounting Services Agreements with the Funds pursuant to which the Advisor has agreed to either provide or procure certain fund accounting services for the Funds, and the Board reviewed the fees that are payable to the Advisor under the terms of the Fund Accounting Services Agreements and the Board determined that the fees payable to the Advisor for the fund accounting services provided by the Advisor were reasonable and that the fund accounting services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for fund accounting services. With respect to its review of matters in connection with the continuation of the Fund Accounting Services Agreements, the Board took into consideration the fact that the Advisor has retained the services of Ultimus to provide certain of the services that the Advisor

FAM FUNDS (Unaudited)

is contractually obligated to provide to, or procure for, the Funds under the terms of the Fund Accounting Services Agreements, and the Board reviewed the terms of the fee arrangements entered into between the Advisor and Ultimus for these purposes and the nature and extent of the fund accounting services that are being provided to the Funds in accordance with these arrangements. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement for obtaining the subject fund accounting services for the Funds was in the best interest of the Funds and their shareholders.

The Board next considered that effective as of September 2020 the Advisor has entered into Shareholder Account Services Agreements pursuant to which the Advisor has agreed to either provide or procure certain shareholder account services for the Funds that were previously provided to the Funds by the Advisor’s affiliate FAM Shareholder Services, Inc. (“FSS”), and the Board reviewed the fees that are now payable to the Advisor under the terms of the Shareholder Account Services Agreements and the Board determined that the fees payable to the Advisor for the shareholder account services to be provided or procured by the Advisor were reasonable and that the shareholder account services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by the Advisor for the shareholder account services. With respect to its review of matters in connection with the continuation of the Shareholder Account Services Agreements with the Advisor, the Board took into consideration the fact that the Advisor has retained its affiliate FSS to continue to provide certain of the subject shareholder account services, and the Board reviewed the fees that are payable to FSS by the Advisor under the contractual arrangements entered into in September between FSS and the Advisor, and the Board determined that the fees received by the Advisor and by FSS continue to be reasonable based upon the nature and quality of the services that are provided to the Funds by the Advisor and FSS for shareholder account services and that the shareholder account services provided by FSS continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties based upon the nature and quality of the services that are provided to the Funds by FSS for certain of the Fund’s shareholder account services. The Board then further considered matters with respect to the arrangements that the Adviser has entered into with Ultimus pursuant to the terms of the Shareholder Account Services Agreements to receive certain co-transfer agency and related shareholder account services and the Board took into consideration the fee arrangements that the Adviser has entered into with Ultimus in connection with the co -transfer agency and related shareholder account services pursuant to which the Advisor pays certain fees to Ultimus for these services. Following their review of these matters, the Board determined that the nature of the services and the level of the fees were reasonable and that this arrangement that the Advisor has entered into with Ultimus for obtaining the specified co-transfer agency and related shareholder account services for the Funds was in the best interest of the Funds and their shareholders.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board further considered and discussed the manner in which the Advisor had calculated the profitability information that was provided to the Board members and they took into consideration the factors that had been relied upon by the Advisor when preparing the profitability analysis.

FAM FUNDS (Unaudited)

The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b -1 plan of distribution, and they further took note of the fact that the Advisor has continued its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2022. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

The Board also took into consideration with respect to their review of the matters relating to economies of scale the manner in which the Advisor has continued to make substantial investments in those areas of its business operations and the business operations of its affiliates that directly support the ongoing operations of the Funds and their shareholders, including technology-related investments and personnel-related investments.

In connection with their consideration of the proposed continuation of the Advisory Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and that it maintains the appropriate level of financial, compliance and operational resources that are reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also concluded that the Advisor has made a significant entrepreneurial commitment to the management and operation of the Funds, which entails a significant financial and professional commitment.

FAM FUNDS (Unaudited)

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long term basis, the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

FAM FUNDS — Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

			Number of
	Position(s)	Principal	Portfolios in
	Held With Trust	Occupation(s)	Fund Complex*	Other Directorships
Name, Address, and	and Length of	During Past	Overseen by	Held by Trustee
Year of Birth	Time Served†	5 Years	Trustee	During Past 5 Years
Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 1948	Trustee since 2012	Retired Vice President of Operations & Continuing Education, Investment Company Institute	3	Parnassus Funds and Parnassus Income Funds
Denise V. Gonick 384 North Grand St. Cobleskill, NY 12043 1966	Trustee since 2019	Strategic Adviser (since 2020); President and Chief Executive Officer of MVP Health Care (2012 to 2019)	3	Chemung Financial Corporation
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 2010; Chairman since 2019	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Fred “Chico” Lager 384 North Grand St. Cobleskill, NY 12043 1954	Trustee since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry’s Homemade, Inc.	3	None
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 1952	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Kenneth R. Stoll 384 North Grand St. Cobleskill, NY 12043 1961	Trustee since 2019	Retired, President and Chief Financial Officer (2015 to 2018) and Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.	3	None

FAM FUNDS — Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers

Number of
	Position(s)	Principal	Portfolios in
	Held With Fund	Occupation(s)	Fund Complex*	Other Directorships
Name, Address, and	and Length of	During Past	Overseen by	Held by Trustee
Year of Birth	Time Served†	5 Years	Trustee	During Past 5 Years
Interested Trustee
Thomas 0. Putnam*** 384 North Grand St Cobleskill, NY 12043 1944	President since 1986; Chairman from 1986- November 2004	Executive Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 1983	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc. Prior to February 2016 Senior Manager - Ernst & Young, LLP	N/A	N/A
Brian Lutes 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1975	Assistant Treasurer since November 2017	Vice President, Mutual Fund Controller of Fund Accounting of Ultimus Fund Solutions, LLC	N/A	N/A
Maggie Bull 2 Easton Oval, Suite 300 Columbus, OH 43219 1965	Assistant Secretary since November 2017	Senior Attorney, Ultimus Fund Solutions, LLC (since June 2017); Legal Counsel, Meeder Investment Management, (January 2011 to September 2016); Chief Compliance Officer, Meeder Funds (March 2011 to September 2016)	N/A	N/A
Gweneth K. Gosselink 225 Pictoria Drive Suite 450 Cincinnati, OH 43246 1955	Chief Compliance Officer since February 2020	Senior Compliance Officer, Ultimus Fund Solutions, LLC (since December 2019); CCO Consultant, GKG Consulting, LLC (since December 2019); Chief Operating Officer & CCO, Miles Capital, Inc. (June 2013 to December 2019).	N/A	N/A

†	Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*	“Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund.

**	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.

***	Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

SPECIAL 2020 TAX INFORMATION FOR FAM FUNDS

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The Value Fund distributed $50,977,734, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The Dividend Focus Fund distributed $9,463,036, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For Dividend Focus Fund taxable non-corporate shareholders, 100.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.

For Dividend Focus Fund corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

Rev. 01/2019

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    Transaction history and investment experience

●    Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

●    Call (800) 932-3271

●    Visit us online: www.famfunds.com

●    Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ● Apply my choices only to me	Mark any/all you want to limit: ● Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

●    open an account

●    direct us to buy securities

●    direct us to sell your securities

●    make deposits or withdrawals from your account

●    tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes - information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Denise V. Gonick

Paul A. Keller, CPA, Independent Chairman

Fred “Chico” Lager

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Co-Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, OH

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

800.932.3271

FENIMOREASSET.COM

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

FAM-AR-20

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Fred Lager, Paul A. Keller, Donald J. Boteler and Kevin J. McCoy are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,500 and $88,500 with respect to the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,500 and $12,500 with respect to the registrant’s fiscal years ended December 31, 2020 and December 31, 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. With respect to the fiscal years ended December 31, 2019 and December 31, 2018, all services performed were pre-approved by the committee.

(e)(2)	100 percent of any fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended December 31, 2020 and December 31, 2019, aggregate non-audit fees of $12,500 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. With respect to the fiscal years ended December 31, 2020 and December 31, 2019, aggregate non-audit fees of $8,200 and $8,200, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated broker-dealer. With respect to the fiscal years ended December 31, 2020 and December 31, 2019, aggregate non-audit fees of $18,000 and $18,000, respectively, were billed by the registrant’s accountant for professional services rendered to the registrant’s affiliated Private Offering-Limited Liability Company.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	March 3, 2021

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	March 3, 2021

* Print the name and title of each signing officer under his or her signature.